Exhibit 10.11

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (this “Amendment”) is entered into as of November 26, 2012 by and between ELEVEN FAN PIER BOULEVARD LLC, a Delaware limited liability company (“Landlord”), and VERTEX PHARMACEUTICALS INCORPORATED, a Massachusetts corporation (“Tenant”).

R E C I T A L S:

A.            Landlord and Tenant are parties to that certain Lease dated May 5, 2011, as amended by that certain First Amendment to Lease (the “First Amendment”) dated October 31, 2011 and that certain Second Amendment to Lease (the “Second Amendment”) dated April 11, 2012 (as amended, the “Lease”), for approximately 526,312 square feet of rentable area (the “Premises”) consisting of a portion of the first (1st) floor, all of the second (2nd) floor through sixteenth (16th) floors (including a mechanical floor), the Pedestrian Bridge, a two-story mechanical penthouse and a portion of a three-level below grade structure of the building known as Parcel B, Fan Pier, Boston, Massachusetts. A Notice of Lease with respect to the Lease (the “Notice of Lease”) was recorded with the Suffolk County Registry of Deeds on May 6, 2011 in Book 47886, Page 283.

B.            Landlord and Tenant have agreed to amend the Lease to resolve a discrepancy with respect to the property line located between the Property and Parcel E.

C.            Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1.             Revised Property Description. Exhibit 1.05 attached to the Lease is hereby deleted in its entirety and replaced by the attached Replacement Exhibit 1.05.

2.             Revised Parcel E Description. Exhibit 3.03(b) attached to the Lease is hereby deleted in its entirety and replaced by the attached Replacement Exhibit 3.03(b).

3.             Recordation; Notice of Lease. Tenant shall not record this Amendment. Tenant and Landlord have executed on or about the date hereof an Amended and Restated Notice of Lease reflecting this Amendment, which Amended and Restated Notice of Lease shall replace the Notice of Lease. Landlord shall record such Amended and Restated Notice of Lease in the Suffolk County Registry of Deeds within a reasonable time after the date hereof.

4.             Miscellaneous. Except as modified herein, the Lease and all of the terms and provisions thereof shall remain unmodified and in full force and effect as originally written. In the event of any conflict or inconsistency between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All terms used herein but not defined herein which are defined in the Lease shall have the same meaning for purposes hereof as they do for purposes of the Lease. The Recitals set forth above in this Amendment are hereby incorporated by this reference. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns.

5.             Counterparts. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

LANDLORD:

ELEVEN FAN PIER BOULEVARD LLC,
a Delaware limited liability company

By:	11 Fan Pier Boulevard Member LLC,
A Delaware limited liability company,
its sole member

By:	Massachusetts Mutual Life Insurance
Company, a Massachusetts corporation,
a member

	By:	Cornerstone Real Estate Advisers LLC,
a Delaware limited liability company,
its authorized agent

	By:	/s/ Linda C. Houston
		Name:	Linda C. Houston
		Title:	Vice President

TENANT:

VERTEX PHARMACEUTICALS INCORPORATED,
a Massachusetts corporation

By:	/s/ Ian Smith
	Name:	Ian Smith
	Title:	EVP & CEO

[Signature Page to Third Amendment to Lease (Parcel B)]

Replacement Exhibit 1.05

PROPERTY

A certain parcel of land located northeasterly of Northern Avenue in Boston, Massachusetts, bounded and described as follows:

Beginning at the southwest corner of the herein described parcel, said corner is located N 31°53’11”E, a distance of 252.00 feet from the northeasterly sideline of Northern Avenue;

Thence continuing N 31°53’11”E, a distance of 172.00 feet;

Thence turning and running S 58°06’49”E, a distance of 230.50 feet by Subsurface Parcel B;

Thence turning and running S 31°53’11”W, a distance of 172.00 feet by Subsurface Parcel B;

Thence turning and running N 58°06’49”W, a distance of 230.50 feet by Subsurface Parcel B to the point of beginning.

The above described parcel contains an area of about 39,646 square feet and is shown as Parcel B on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts” dated April 15, 2011, prepared by Nitsch Engineering, Inc.

SUB-SURFACE PARCEL B (Revised)

A certain parcel of land located northeasterly of Northern Avenue in Boston, Massachusetts, bounded and described as follows:

Beginning at the southwest corner of the herein described parcel, said corner is located N 31°53’11”E, a distance of 223.25 feet from the northeasterly sideline of Northern Avenue;

Thence continuing N 31°53’11”E, a distance of 28.75 feet;

Thence turning and running S 58°06’49”E, a distance of 230.50 feet by Parcel B;

Thence turning and running N 31°53’11”E, a distance of 172.00 feet by Parcel B;

Thence turning and running N 58°06’49”W, a distance of 230.50 feet by Parcel B;

Thence turning and running N 31°53’11”E, a distance of 40.00 feet;

Thence turning and running S 58°06’49”E, a distance of 291.00 feet;

Thence turning and running S 31°53’11”W, a distance of 214.50 feet by Sub-Surface Parcel E;

Thence turning and running N 58°06’49”W, a distance of 35.00 feet by Sub-Surface Parcel F;

Thence turning and running S 31°53’11”W, a distance of 26.25 feet by Sub-Surface Parcel F;

Thence turning and running N 58°06’49”W, a distance of 256.00 feet by Sub-Surface Parcel A to the point of beginning.

The above described parcel has an upper limit that ends at elevation 15.67 (Boston City Base), contains an area of about 29,493 square feet and is shown as Sub-Surface Parcel B (Revised) on a plan titled “Consolidation Plan, Fan Pier, Northern Avenue, Boston, Massachusetts” dated October 30, 2012, prepared by Nitsch Engineering, Inc.

AIR SPACE PARCEL B

A certain parcel of land located northeasterly of Northern Avenue in Boston, Massachusetts, bounded and described as follows:

Beginning at a point of the northerly line of Parcel A, said point being S 58°06’49”E, a distance of 84.08 feet from the northwest corner of Parcel A and being the southwest corner of the herein described parcel;

Thence turning and running N 31°53’11”E, a distance of 42.00 feet to a point on the southerly line of Parcel B;

Thence turning and running S 58°06’49”E, a distance of 12.75 feet along said line of Parcel B;

Thence turning and running S 31°53’11”W, a distance of 42.00 feet to a point on the northerly line of Parcel A;

Thence turning and running N 58°06’49”W, a distance of 12.75 feet by said line of Parcel A to the point of beginning.

The above described parcel begins at elevation 72.75, Boston City Base, and extends to Elevation 110.42 Boston City Base, contains an area of about 536 square feet and is shown as Air Space Parcel B on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts” dated April 15, 2011, prepared by Nitsch Engineering, Inc.

Replacement Exhibit 3.03(b)

PARCEL A AND E DESCRIPTION

PARCEL A

A certain parcel of land located on the northeast side of Northern Avenue near the intersection of Courthouse Way in Boston, Massachusetts, bounded and described as follows:

Beginning at a point on the northeasterly sideline of Northern Avenue, said point being S 58°06’49”E, a distance of 9.47 feet along said sideline of Northern Avenue from the intersection of the southeasterly sideline of Courthouse Way;

Thence turning and running N 31°53’11”E, a distance of 210.00 feet;

Thence turning and running S 58°06’49”E, a distance of 230.50 feet by Subsurface Parcel A;

Thence turning and running S 31°53’11”W, a distance of 210.00 feet by Subsurface Parcel A to a point on the northeasterly sideline of Northern Avenue;

Thence turning and running N 58°06’49”W, a distance of 230.50 feet by said sideline of Northern Avenue to the point of beginning.

The above described parcel of land contains an area of about 48,405 square feet (about 1.111 acres) and is shown as Parcel A on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts,” dated April 15, 2011, prepared by Nitsch Engineering, Inc.

SUBSURFACE PARCEL A

A certain parcel of land located on the northeast side of Northern Avenue near the intersection of Courthouse Way in Boston, Massachusetts, bounded and described as follows:

Beginning at a point on the northeasterly sideline of Northern Avenue, said point being S 58°06’49”E, a distance of 239.97 feet along said sideline of Northern Avenue from the intersection of the southeasterly sideline of Courthouse Way;

Thence turning and running N 31°53’11”E, a distance of 210.00 feet by Parcel A;

Thence turning and running N 58°06’49”W, a distance of 230.50 feet by Parcel A;

Thence turning and running N 31°53’11”E, a distance of 13.25 feet;

Thence turning and running S 58°06’49”E, a distance of 256.00 feet by Subsurface Parcel B;

Thence turning and running S 31°53’11”W, a distance of 223.25 feet by Sub-Surface Parcel F to a point on the northeasterly sideline of Northern Avenue;

Thence turning and running N 58°06’49”W, a distance of 25.50 feet along said sideline of Northern Avenue to the point of beginning.

The above described parcel of land has an upper limit that ends at Elevation 15.67 (Boston City Base), contains an area of about 8,747 square feet, and is shown as Sub-Surface Parcel A on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts,” dated April 15, 2011, prepared by Nitsch Engineering, Inc.

BELOW GRADE DISCONTINUANCE PARCEL

A certain parcel of land located on the northeast side of Northern Avenue, in Boston, Massachusetts, bounded and described as follows:

Beginning at a point on the northeasterly sideline of Northern Avenue, said point being S 58°06’49”E, a distance of 8.03 feet from Courthouse Way;

Thence continuing S 58°06’49”E, a distance of 257.44 feet along said northeasterly sideline of Northern Avenue;

Thence turning and running S 31°53’11”W, a distance of 3.00 feet;

Thence turning and running N 58°06’49”W, a distance of 257.44 feet;

Thence turning and running N 31°53’11”E, a distance of 3.00 feet to the point of beginning.

The above described parcel is vertically below the street from elevation -18.0, Boston City Base, to elevation -23.5, Boston City Base, contains an area of about 772 square feet, and is shown as “Area of Below Grade Discontinuance “A”,” on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts,” dated April 15, 2011, prepared by Nitsch Engineering, Inc.

ABOVE GRADE DISCONTINUANCE PARCEL

A certain parcel of land located on the northeast side of Northern Avenue in Boston, Massachusetts, bounded and described as follows:

Beginning at a point on the northeasterly sideline of Northern Avenue, said point being S 58°06’49”E, a distance of 106.97 feet from Courthouse Way;

Thence continuing S 58°06’49”E, a distance of 50.00 feet along said northeasterly sideline of Northern Avenue;

Thence turning and running S 31°53’11”W, a distance of 10.50 feet;

Thence turning and running N 58°06’49”W, a distance of 50.00 feet;

Thence turning and running N 31°53’11”E, a distance of 10.50 feet to the point of beginning.

The above described parcel is vertically above the street from elevation 35.4, Boston City Base, to elevation 38.9, Boston City Base, contains an area of about 525 square feet and is shown as “Area of Above Grade Discontinuance” on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts,” dated April 15, 2011, prepared by Nitsch Engineering, Inc.

PARCEL E

A certain parcel of land located northeasterly of Northern Avenue in Boston, Massachusetts, bounded and described as follows:

Beginning at the at southwest corner of the herein described parcel, said point being N 31°53’11”E, a distance of 252.00 feet from the northeasterly sideline of Northern Avenue at a point S 58°06’49”E, a distance of 307.97 feet along said sideline of Northern Avenue from the intersection of the southeasterly sideline of Courthouse Way;

Thence running N 31°53’11”E, a distance of 172.00 feet by Subsurface Parcel E;

Thence turning and running S 58°06’49”E, a distance of 136.99 feet by Subsurface Parcel E;

Thence turning and running S 31°53’11”W, a distance of 172.00 feet by Subsurface Parcel E;

Thence running and running N 58°06’49”W, a distance of 136.99 feet by Subsurface Parcel E to the point of beginning.

The above described parcel contains an area of about 23,561 square feet and is shown as Parcel E on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts” dated April 15, 2011, prepared by Nitsch Engineering, Inc.

SUB-SURFACE PARCEL E (Revised)

A certain parcel of land located northeasterly of Northern Avenue in Boston, Massachusetts, bounded and described as follows:

Beginning at a point on the northerly line of Sub-Surface Parcel F, said point being S 58°06’49”E, a distance of 35.00 feet from the northwest corner of Sub-Surface Parcel F and being the southwest corner of the herein described parcel;

thence turning and running N 31°53’11”E, a distance of 214.50 feet by Sub-Surface Parcel B;

thence turning and running S 58°06’49”E, a distance of 181.51 feet;

thence turning and running S 31°53’11”W, a distance of 214.50 feet;

thence turning and running N 58°06’49”W, a distance of 181.51 feet by Sub-Surface Parcel F to the point of beginning.

Excluded from the above described parcel is Parcel E shown on the aforementioned plan.

The above described parcel has an upper limit that ends at elevation 15.67, Boston City Base, contains an area of about 15,372 square feet and is shown as Sub-Surface Parcel E (Revised) on a plan titled “Subdivision Plan of Land, Fan Pier, Northern Avenue, Boston, Massachusetts” dated October 29, 2012, prepared by Nitsch Engineering, Inc.